UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  April 1, 2005
                                                       -------------------------

                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-11681                              22-3439443
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        (Commission File Number)           (IRS Employer Identification No.)

         933 MacArthur Boulevard
            Mahwah New Jersey                           07430
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   (Address of Principal Executive Offices)          (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           Pursuant to an employment agreement (as amended and restated, dated March 1, 2004) that was assumed and amended by the Company pursuant to an order of the Court dated May 27, 2004, Dale W. Hilpert, the Chairman and Chief Executive Officer of the Company, is entitled to receive an annual incentive award (the "2005 Incentive Award") for the fiscal year beginning on January 2, 2005 with a target annual incentive award opportunity of no less than 150% of base salary. Mr. Hilpert's annual base salary is $850,000.

           The performance measures for the 2005 Incentive Award for Mr. Hilpert consist of free cash flow (relating to 50% of the incentive award amount) and certain non-financial objectives (relating to the other 50% of the incentive award amount). The non-financial objectives relate to management of the bankruptcy process and the positioning of Meldisco as a stand-alone business. The targeted performance levels for free cash flow and the non-financial objectives for the 2005 Incentive Award for Mr. Hilpert were approved (i) by the Company's Compensation Committee of the Board of Directors on April 1, 2005 and
(ii) by the Board of Directors of the Company on April 5, 2005.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 2005
                                           FOOTSTAR, INC.


                                           By:  /s/ Maureen Richards
                                                --------------------------------
                                                Maureen Richards
                                                Senior Vice President, General
                                                Counsel and Corporate Secretary








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